                                                                   EXHIBIT 10.37


U.S. AMADA, LTD.                    AGREEMENT NUMBER 49653
U.S. AMADA, LTD.
7025 Firestone Blvd.                FILE NUMBER
Buena Park, CA 90621

                   EQUIPMENT PURCHASE AND SECURITY AGREEMENT

Buyer (described in Item 1.A. below) agrees to purchase from U.S. AMADA, LTD. ("Seller") and Seller agrees to sell to Buyer for business purposes only the equipment and other personal property described in Item 3, below ("Property"), on the terms and conditions set forth in this Agreement, including without limitation the terms and conditions set forth on the reverse hereof.

TYPE OR PRINT ONLY

ITEM 1.   BUYER

     A.   DESCRIPTION OF BUYER:

          BUYER'S FULL NAME:  CLIMATEMASTER, INC.
                              -----------------------------------------
          BUYER IS A:  Corporation
                       ------------------------------------------------
          U.S. AMADA CUSTOMER NUMBER: 021784
                                      ---------------------------------
          STREET ADDRESS OF BUYER'S CHIEF EXECUTIVE OFFICER:
          7300 S.W. 44/th/ Street, Oklahoma City, OK 73179
          -------------------------------------------------------------
          TELEPHONE:  (405) 745-6000
                      -------------------------------------------------

     B.   INSTALLATION SITE:

          STREET ADDRESS:  Same
                           --------------------------------------------
          U.S. AMADA CUSTOMER NUMBER CONTACT:  Steve Golsen
                                               ------------------------

     C.   BILLING INFORMATION

          BILLING ADDRESS:  Same
                            -------------------------------------------

     D.   FOR SELLERS REFERENCE ONLY:

          REGION NO.:  71
                       ------------
          DIVISION NO.: 005
                        -----------
          SALESMAN NO.:  790
                         ----------
          SALESMAN NAME: Richard Bishop
                         --------------

ITEM 2.   PAYMENT TERMS

     A.   MONTHLY INSTALLMENT (Total No. of Payments 60)
                                                     --
          INTEREST RATE: 8.5% A.P.R.
                         -----------
          OTHER:  Factor Rate 02052
                  -----------------

     B.   AMOUNT OF EACH MONTHLY INSTALLMENT:  9,291.46
                                               --------
          INSERT CERTIFICATE NO. HERE:  500 684
                                        -------

     C. If this Agreement is for an installment sale, Buyer shall make each installment payment to: AMADA LEASING CORPORATION, P.O. BOX 60557, Terminal Annex, Los Angeles, California 90060

ITEM 3.   DESCRIPTION OF PROPERTY

     MACHINE MODEL NO.:  PEGA 357 (NEW)
                         --------------

     MACHINE DESCRIPTION:  ONE (1) AMADA PUNCHING CELL
                           ---------------------------

     TOOLING, ATTACHMENTS, OPTIONS AND OTHER         CASH
     ADDITIONS (INCLUDING SPECIFICATIONS)       QTY  PRICE
     -----------------------------------------  ---  -----
     AS6410 HS AUTO STORAGE UNIT                1    NC

     UL 410 UNLOADER                            1    NC

     TURBO CONVEYOR                             1    NC


ITEM 4.  PRICE

     CASH PURCHASE PRICE FOR MACHINE     566,000.00
     TOTAL CASH PURCHASE PRICE           566,000.00
     SUBTOTAL                            566,000.00
     LESS CASH DOWNPAYMENT              (113,200.00)
     SUBTOTAL (CASH BALANCE)             452,800.00
     TIME PRICE DEFERRAL                 104,687.36
     TIME BALANCE                        557,487.36

Buyer agrees to the terms and conditions set forth in Exhibit A which shall supercede anything herein to the contrary. BY ITS EXECUTION BELOW, BUYER ACKNOWLEDGES THAT BUYER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS ON THE REVERSE SIDE OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE WARRANTY DISCLAIMERS AND LIMITATION OF LIABILITY SET FORTH IN SECTION A.10, AND THE ARBITRATION AND COURT JURISDICTION PROVISIONS SET FORTH IN SECTIONS D.4 AND D.5, RESPECTIVELY, AND UNDERSTANDS THAT THE AGREEMENT CREATES IN FAVOR OF SELLER A SECURITY INTEREST IN THE PROPERTY.

If Buyer has elected to purchase the Property on an installment payment basis, Buyer acknowledges that Seller has offered both a cash purchase price and an installment payment purchase price to Buyer and that Buyer has made its election based on a comparison of these prices. Buyer authorizes Seller to complete any blank, including without limitation the date of first payment in Item 2.C, and correct any typographical or other error on the facing page of this Agreement after execution of this Agreement by Buyer.

This Agreement shall not be binding upon Seller until executed by a duly authorized officer or manager of Seller in Buena Park, California. NO REPRESENTATION OR WARRANTY RELATING TO THE

TRANSACTION CONTEMPLATED BY THIS AGREEMENT IS BINDING ON OR ENFORCEABLE AGAINST SELLER UNLESS SET FORTH IN THIS AGREEMENT.

/s/ Barry H. Golsen                   Title: President  Date:__________
-------------------------------              ---------

                                   EXHIBIT A


1.   Price and Price Adjustments. The cash purchase price of the Property is FOB
     ---------------------------
point of shipment from within the United States as designated by Seller, and is firm for thirty (30) days after the date of execution of this Agreement by Seller. After such period Seller may, in its discretion, adjust the purchase price of any unshipped Property to reflect cost increases and changes in market conditions. Seller will give Buyer written notice of any such price adjustments. Unless within seven (7) days after receiving such notice Buyer gives Seller written notice of any objections to any such price adjustments, Buyer will be deemed to have waived all such objections.

2.   Taxes. The cash purchase price of the Property is exclusive of any and all
     -----
excise, sales, use or other taxes levied by any federal, state, county, municipal or other governmental authorities all of which are for the account of Buyer. Seller is authorized to make payment of any such taxes directly to the taxing authority, and Buyer will reimburse Seller therefor. Such reimbursement will be made on demand unless otherwise expressly agreed in writing. If Buyer claims an exemption from such taxes, Buyer must provide evidence of such exemption reasonably acceptable to Seller upon Seller's request.

3.   Freight Charges. Freight charges for shipment of the Property to Buyer,
     ---------------
including taxes on freight charges, if any, are for the account of Buyer and will be billed freight collect. Freight charges for tooling and accessories will be separately invoiced to Buyer and are payable net 30 days from the date of invoice unless otherwise agreed in writing.

4.   Shipping Instructions. Seller will arrange for shipment and routing of the
     ---------------------
Property in accordance with the instructions (if any) set forth on the first page hereof provided, however, if such instructions are unclear, incomplete or impractical of implementation, or if no shipping instructions are set forth on the first page hereof, Seller may, and is hereby authorized by Buyer to, arrange for shipment and routing of the Property as Seller deems appropriate in its exercise of due care and prudent judgment. In no event will Seller be liable for any failure of the carrier to follow shipping instructions of either Buyer or Seller. Charges will be billed freight collect.

5.   Shipment.  Seller may ship the Property in partial shipments. Seller will
     --------
use reasonable commercial efforts to deliver the Property by the requested delivery date set forth on the first page hereof, but will have no liability to Buyer for late shipments. Monthly installments will not, however, commence until all Property has been received by Buyer.

6.   Title, Risk of Loss and Insurance. Title to and all risk of loss of or
     ---------------------------------
damage to the Property will pass from Seller to Buyer at the shipping point. Unless otherwise expressly agreed in writing, the cost of insurance on the Property while in transit will be borne by Buyer. Seller shall arrange for such insurance sufficient to cover all costs and amounts of and associated with the Property.

7.   Rigging. All costs of unloading the Property from the carrier upon arrival
     -------
at the shipping destination and moving the Property to the installation site are for the account of Buyer. Seller has no liability for and Buyer assumes all risk of damage to or loss of the Property occurring in connection with such unloading and moving, provided, however, that Seller shall be liable for damage or loss of
            --------  -------
the Property occurring during the shipping, loading, or installation of the Property caused by any defect in or structural failure of the Property.

8.   Installation. Buyer will, at its expense, take all necessary steps to
     ------------
prepare the installation site for the installation of the Property. The cost of installation is included in the purchase price of the Property. Installation includes set up, start up and initial adjustment of operating performance. Seller has the right to delegate installation to Amada Engineering and Service, Inc. ("AESI"). Seller has no responsibility or liability for any failure of any of the Property to meet any applicable codes or standards established by any private organization or any federal, state, county, municipal or other governmental authority; provided, however, that in the event of any such failure to meet such codes or standards Seller or its delegate will, at the request of Buyer, make such modifications to any of the Property as may be necessary to bring such Property into compliance with any such codes or standards, unless Seller in good faith determines that the cost to Seller of making any such modifications is expected to exceed ten percent (10%) of the purchase price of the Property or that the time required to effect such compliance including the completion of any necessary inspections and the obtaining of any necessary permits or approval(s) is expected to exceed one hundred eighty (180) days in which case this will be considered a force majeure and resolved pursuant to
Section 11 of this Agreement. However, if Buyer so requests, Seller may, but shall not be obligated to, proceed with such modifications at the sole expense of Buyer, payment for which shall be made by Buyer in advance of Seller's performance.

9.   Warranty and Limitation of Liability. (a) Except as may otherwise be set
     ------------------------------------
forth in a written warranty of the Property executed by Seller, Seller makes no warranty, express or implied, written or oral, and hereby expressly disclaims all such warranties, including without limitation any warranties or merchantability of fitness for a particular use or purpose. In no event shall Seller be liable for any incidental, special or consequential damages (including without limitation lost profits), and in no event shall Sellers liability exceed the stated purchase price of the Property.

     (b) Notwithstanding anything in this section 9 or in this Exhibit A seemingly to the contrary, Seller warrants the proper operation of the Property for two years from the date of completed installation. During such two year period, the Seller will repair Property and pay for all costs of each repair including but not limited to freight, parts and labor.

10.  Force Majeure. In the event that Seller or Buyer, or any of their suppliers
     -------------
or delegates is unable to carry out their obligations hereunder due to acts of God or of the public enemy, war, insurrection, riots, strikes, lockouts, labor disputes, fires, floods, earthquakes, natural disasters, unavoidable casualty, freight embargoes, shortages of labor or material, changes in governmental policy, laws or regulations (including but not limited to money exchange or transfer restrictions, impositions of quotas or limitations of shipments), or any other cause or causes beyond control of Seller or its suppliers or delegates, whether or not specified above, Seller and Buyer may extend the time of performance of its obligations to such extent as may be necessary to enable Seller and Buyer and their suppliers and delegates to complete performance with the exercise of reasonable diligence after the cause or causes of delay have been removed. In the event any such delay continues for a period of more than six (6) months, either party may terminate its obligations hereunder by so notifying the other party in writing.

11.  Termination. Upon the occurrence of an Event of Default, (as defined in
     -----------
Section B.6) after providing Buyer with written notice of such Event of Default and a ten (10) business day opportunity to cure such default (Notice to Cure), Seller will, in addition to the other rights set forth in this Agreement, have the right to terminate this Agreement as to any unshipped Property with thirty
(30) day written notice of termination to Buyer.

12.  Late Charges. Any payment of Buyer not received by the ninth (9th) day
     ------------
following the date due will be subject to a one time late charge of five percent (5%) of the amount due as liquidated damages.

13.  Prepayment. Buyer shall have the right to prepay all or any part of
     ----------
principal and interest that may be owing with respect to the Property at any time without penalty of any kind.

14.  Indemnification. Buyer will defend, indemnify and hold Seller harmless from
     ---------------
and against any and all claims, liabilities, damages, costs and expenses (including reasonable attorneys' fees) arising out of or in connection with any use of the Property by Buyer (except where such claim is at least in part caused by Seller's negligence or intentional act) or any breach of this Agreement by Buyer.

                             B.  Security Interest
                             ---------------------

1.   Grant of Security Interest. To secure payment of the purchase price of the
     --------------------------
Property, Buyer hereby grants to Seller a security interest in the Property, and in all accessions thereto and replacements or modifications thereof, as well as all proceeds (including insurance proceeds) of the foregoing. The security interest granted hereby constitutes a purchase money security interest under the California Uniform commercial Code. In addition, the security interest granted hereby shall secure the full and faithful performance by Buyer of all of Buyer's obligations under this Agreement. Notwithstanding the foregoing, the provisions of this Part B do not apply with respect to COD sales of Property for which payment is actually received by Seller from Buyer prior to or at the time of delivery of the Property to Buyer's facility.

2.   Information Regarding Buyer. Buyer represents and warrants to Seller that
     ---------------------------
all of the information regarding Buyer set forth on the facing page of this Agreement is true and correct.

3.   Certain Covenants of Buyer. For so long as any amounts are owed by Buyer to
     --------------------------
Seller under this Agreement, Buyer (a) shall use the Property in compliance with all applicable laws, regulations and ordinances; (b) shall maintain the Property in good condition and repair, reasonable wear and tear excepted; (c) shall pay when due all taxes, charges and impositions on the Property or the ownership, use, disposition or sale of same; (d) shall keep the Property free of all liens, charges, claims, security interests and encumbrances of any third party; (e) shall permit Seller to inspect the Property, and inspect and make extracts of all of Buyer's books and records relating thereto, during normal business hours;
(f) shall promptly notify Seller of the occurrence of any events which materially and adversely affect the value of the Property as collateral; (g) shall promptly furnish to Seller upon request current financial statement of Buyer; and, (h) shall not, without the prior written consent of Seller, sell, assign, exchange, lease, tend, license the use of, pledge, encumber, grant a security interest in or dispose of the Property or Buyer's, rights therein, or use or operate the Property in a manner other than as intended by the manufacturer, or in violation of any insurance policy covering the Property, or remove or obliterate any marking affixed by Seller to the Property to give notice of Seller's security interest therein or any identifying insignia, serial number or lettering on the Property, or permit the Property to become so affixed to realty as to become a fixture.

4.   Insurance. Buyer shall keep the Property insured against all risk of loss
     ---------
or damage from every cause whatsoever for which insurance is commercially available, in a coverage amount not less than the total cash purchase price of the Property, under policies providing that loss shall be payable to Seller and requiring the insurer to give Seller not less than thirty (30) days prior written notice of the effective date of any alterations or cancellations of any such policy. All such insurance policies shall otherwise be in form and substance and with companies satisfactory to Seller. Buyer shall deliver such insurance policies to Seller, or shall furnish to Seller such other evidence of insurance as Seller may from time to time request. The proceeds of such insurance shall be applied, at the option of Seller and Buyer, to (a) replacement, restoration or repair of any Property which is lost, stolen, damaged or destroyed, or (b) payment of the obligations of Buyer hereunder. Buyer hereby irrevocably appoints Seller as Buyer's attorney-in fact, which appointment is coupled with an interest, to make claims for, receive payment of, and execute and endorse all documents, checks, or drafts received in payment of any loss or damage under any such policy of insurance. If Buyer fails to procure or maintain such insurance Seller shall have the right, but shall not be obligated, to obtain and maintain such insurance and Buyer shall reimburse Seller for the cost thereof.

5.   Covenants Regarding Location of Property. Buyer will not remove any of the
     ----------------------------------------
Property from the location at which installed or otherwise change the location of any of the Property without the prior written convent of Seller in each instance which consent will not be unreasonably withheld.

6.   Default. The occurrence of any of the following shall constitute an Event
     -------
of Default: (a) any material failure by Buyer in the payment, when due or payable, of the purchase price of the Property or any installment thereof or interest thereon; (b) any material breach by Buyer of any representation, warranty, covenant or agreement (other than as to payment) set forth in this Agreement or any other agreement between Buyer and Seller or arising by operation of law or otherwise, which breach is not cured by the tenth (10th) day following Notice to Cure; (c) the issuance or entry of any judgment, injunction or attachment against of affecting the Property; (d) the giving of any notice of bulk sale or intended bulk sale by Buyer, if such sale affects or includes the Property; (e) the appointment of a receiver or committee of creditors or liquidating agents, the offering of a composition or extension to creditors, the making of an assignment for the benefit of creditors or the commencement of any proceeding, suit or action or reorganization, dissolution, or liquidation under any bankruptcy or other laws relating to the relief of debtors, to the extent that any of the foregoing is by, for, on behalf of or with respect to Buyer; (f) the insolvency of Buyer, the suspension, termination or liquidation of Buyer's usual business or the business failure of Buyers; (g) the termination or discharge of any guaranty executed in favor of Seller with respect to any of the obligations secured hereby; or (h) any material change in the condition or affairs (financial or otherwise) of Buyer which in the good faith determination of Seller impairs Seller's security or increases its risk.

7.   Remedies on Default. Upon the occurrence of an Event of Default, or at any
     -------------------
time thereafter if such Event of Default shall be continuing past any applicable Notice of Cure or notice periods, in addition to any other rights or remedies Seller may have, Seller shall have any or all of the following rights and remedies: (a) Seller shall have all of the rights and remedies of a secured party; (b) Seller may, at its option, accelerate and declare all of the indebtedness secured hereby to be immediately due and payable; (c) Seller shall have the right to take immediate and exclusive possession of any and all of the Property, wherever located, without interference from Buyer and for this purpose Seller may, with or without judicial process and with or without prior notice, enter peacefully upon the premises where such Property may be situated and remove the Property from such location for disposition or proceed to liquidate or otherwise dispose of the Property from such location; (d) Seller may require Buyer, at Buyer's expense, to assemble the Property and make it available to Seller at any mutually convenient location reasonably selected by Seller; (e) Seller may, in its sole discretion, at any time and from time to time, but only after Seller has given Buyer at least ten (10) days prior written notice of its intention to dispose of the Property, which is hereby agreed to be reasonable notice, lease any of the Property on such terms and in such manner as Seller may consider appropriate, or sell, resell, transfer, assign, dispose of and deliver any or all of the Property, in one or more parcels, at the same or different times, and all right, title and interest therein, at public or private sale for cash, upon credit or for future delivery and at such price or prices as Seller may determine; (f) in connection with any disposition of Property, whether pursuant to judicial or nonjudicial foreclosure, Seller or any of its affiliates may bid for and purchase any or all of the Property, and by such purchase acquire all right, title and interest therein; (g) Seller may, for itself and for and on behalf of Buyer, make and deliver to any purchaser of any of the Property a good and sufficient bill of sale or other evidence of transfer of all right, title and interest in and to such Property to such purchaser; and, (h) Seller may in its own name or in the name of and on behalf of Buyer, take any and all actions required to cure any such Event of Default, and all sums expended by Seller in effecting such cure shall be secured hereby.

8.   Application of Proceeds. The net proceeds realized upon any liquidation or
     -----------------------
disposition of the Property after deduction for the expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses and costs incurred by Seller in enforcing or exercising any of its rights or remedies under this Agreement, shall be applied in satisfaction of the obligations of Buyer secured under this Agreement in such order as may be deemed appropriate by Seller. Any surplus of such proceeds shall be paid to the person or persons legally entitled thereto, and the Buyer shall be liable to Seller for and shall immediately pay to Seller the amount of any deficiency.

9.   Financing Statements. Fixture Filings and Further Assurances. Buyer hereby
     --------------------
authorizes Seller to execute and file financing statements and fixture filings at any time with respect to any of the Property, in each case without Buyer's signature to the extent permitted by law. At Seller's request, Buyer shall execute one or more financing statements, fixture filings, continuation statement or other filings pursuant to the Uniform Commercial Code in form satisfactory to Seller. Buyer shall take any and all steps required by Seller to maintain perfection of the security interest granted hereunder, or to fully assure to Seller its rights under this Agreement.

                                C.  Assignment
                                --------------

1.   Assignment to ALC. Unless otherwise agreed by the parties in writing.
     -----------------
Seller may at any time assign this Agreement and its rights hereunder, in whole or in part, to ALC. Buyer hereby waives any right to assert against ALC any claims, defenses or offsets which Buyer may have against Seller, and Buyer hereby expressly agrees not to assert any such claims, defenses or offsets against ALC.

2.   Assignment by Buyer. Buyer may not assign, delegate or transfer any of its
     -------------------
rights, duties or claims under this Agreement to any unaffiliated third party without the prior written consent of Seller.

                               D.  Miscellaneous
                               -----------------

1.   No Accord and Satisfaction. Unless otherwise agreed to in writing, no
     --------------------------
payment by Buyer to Seller of any lesser amount than that due to Seller hereunder shall be deemed to be other than a payment on account, and no endorsement or statement on any check or other medium of payment or in any letter or other writing accompanying any payment shall be deemed an accord and satisfaction. Seller may accept any such payment without prejudice to its rights to recover any remaining balance or to pursue any other remedy provided in this Agreement or by applicable law.

2.   Notices.  All notices, demands or consents required or permitted to be
     -------
given under this Agreement shall be in writing and shall be deemed effective upon delivery if delivered personally with a signed receipt or by certified mail, return receipt requested, addressed to the appropriate address set forth herein or to such other address as shall be given by either party to the other in writing.

3.   Waiver, Amendment or Modification. No waiver, amendment or modification of
     ---------------------------------
any provision hereof or of any right or remedy hereunder shall be effective unless in writing and signed by the party to be bound. No failure by Seller or Buyer to exercise, and no delay by Seller or Buyer in exercising, any right, power or remedy granted hereunder shall operate as a waiver of any such right, power or remedy. A waiver of any right or remedy by Seller or Buyer on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of Seller or Buyer are separate and cumulative and the exercise of any right or remedy shall not limit or prejudice the exercise of any other right or remedy.

4.   Arbitration. Upon any disagreement or dispute between the parties, Seller
     -----------
and Buyer will attempt to resolve same in good faith and with due diligence. Except as provided in Section D.5 below, all disputes and controversies relating to the interpretation, construction, performances, or breach of this Agreement shall be settled by arbitration pursuant to the rules and regulations of the American Arbitration Association, such arbitration to be held at the Los Angeles office of the American Arbitration Association. Either party requesting arbitration under this Agreement shall make a demand on the other party by registered or certified mail with a copy to the American Arbitration Association.

5.   Court Jurisdiction. Notwithstanding Section D.4 immediately above, each
     ------------------
party shall be entitled to invoke the jurisdiction of the courts of the state in which the Property is located, or in which Buyer does business, for the exclusive and limited purpose of obtaining such provisional remedies as may be authorized by law (e.g. Section 362 or any successor statute thereto). Further, in the event of any claim against Seller for which Seller may be entitled to indemnity against any third party, Seller may, within thirty (30) days of notification of arbitration elect to prosecute or defend Such action in any court of proper jurisdiction, so as to avoid a multiplicity of proceedings with possible inconsistent results. Any such election shall be binding upon Buyer and shall be deemed to deprive the American Arbitration Association of jurisdiction to proceed with arbitration of said dispute. Upon notification of Buyer's election not to arbitrate said dispute. Buyer's sole recourse shall be the filing of an action in the court designated by Seller to the jurisdiction and venue of which all parties consent. Judgment on any award in arbitration may be entered in any court having jurisdiction thereof.

6.   Attorney's Fees.  In the event any arbitration or judicial section or
     ---------------
proceeding in initiated with respect to any matters relating to this Agreement or in the event either party seeks relief from the automatic stay of 11 U.S.C.
Section 362 (or any successor statute thereto), then the party in whose favor any arbitration award shall be given or any relief shall be granted or judgment shall be entered shall be entitled to recover from the other party all costs and expenses (including reasonable attorneys' fees) incurred in such action or proceeding and any appeal therefrom.

7.   Severability. In the event any provision or portion of any provision of
     ------------
this Agreement shall be held by a court of competent jurisdiction to be unenforceable or invalid, the remaining provisions or portions thereof shall remain in full force and effect.

8.   Entire Agreement. Notwithstanding any purchase order submitted by Buyer
     ----------------
whether referenced on the facing page hereof or attached hereto, this Agreement constitutes the entire agreement between Buyer and Seller pertaining to the subject matter hereof. Any and all written or oral Agreements or understandings heretofore existing between the parties pertaining to the subject matter hereof are expressly superseded and cancelled by this Agreement.

9.   Time is of the Essence. Except as to the provisions of this Agreement
     ----------------------
relating to shipping dates and shipping delays, time is of the essence with respect to each of the terms, conditions, provisions and covenants of this Agreement.

10.  Binding Effects. Subject to Part C of this Agreement, this Agreement shall
     ---------------
be binding upon and shall inure to the benefit of the parties and their legal representatives, successors and assigns.

11.  Headings. Headings contained in this Agreement are for the purposes of
     --------
convenience only and are not part of this agreement.

U.S. AMADA, LTD.                CLIMATE MASTER, INC.


BY:________________________     BY: Barry H. Golsen
                                    --------------------------
NAME:                           NAME: Barry H. Golsen

Title:_____________________     Title: President
                                       -----------------------

Date:______________________     Date: 2/1/94
                                      ------------------------

U.S. AMADA, LTD.                         AGREEMENT NUMBER _________
U.S. AMADA, LTD.
7025 Firestone Blvd.
Buena Park, CA 90621                     FILE NUMBER:

                   EQUIPMENT PURCHASE AND SECURITY AGREEMENT
                           (SUPPLEMENTAL DOCUMENTS)

AUTHORIZATION TO EXECUTE EQUIPMENT PURCHASE AND SECURITY AGREEMENT, AND RELATED INSTRUMENTS AND DOCUMENTS, AND TO FINANCE PURCHASE OF EQUIPMENT.

BUYER'S NAME Climate Master, Inc.
             --------------------
U.S. AMADA CUSTOMER NUMBER ___________________________

1.   IF BUYER IS A CORPORATION COMPLETE THE FOLLOWING:

                      CERTIFICATE OF CORPORATE RESOLUTION

     The undersigned certifies that he or she is the duly elected and acting Secretary of Buyer, that Buyer is a corporation duly organized and validly existing under the laws of the state of its incorporation, and that either at a duly held meeting of the Board of Directors of Buyer at which a quorum was present or, if permitted under the laws of the state of its incorporation, by the Unanimous Written consent of the Board of Directors of Buyer, the following resolution was unanimously adopted and remains unmodified and in full force and effect as of the date set forth below, and is not in conflict with any other resolution, by-law, or the articles of incorporation of Buyer:

     "WHEREAS, the Board of Directors of this corporation deems it to be in the best interests of this corporation and its shareholders that this corporation purchase certain equipment and other property ("Property") from U.S. AMADA, LTD. ("Seller") pursuant to an Equipment Purchase and Security Agreement ("Agreement") and other agreements and instruments, and any amendments thereto, as may be required by Seller;

     "NOW, THEREFORE, BE IT RESOLVED, that the President, any Vice President, the Secretary or the Treasurer of this corporation, acting singly, be and hereby is authorized and directed to execute and deliver on behalf of this corporation the Agreement and such other agreements and instruments, and any amendments thereto, in form and substance as Seller may require and as such officer shall approve, his or her execution of the Agreement and such other agreements and instruments, and any amendments thereto, to be conclusive proof of approval thereof by him or her, the Board of Directors, and this corporation."

     I FURTHER CERTIFY that the following is the name of the President of Buyer now holding the respective office, and that the signature set forth opposite the name of the President is his/her true and genuine signature.

PRESIDENT:  Barry H. Golsen           SIGNED: /s/ Barry H. Golsen
            ------------------                -----------------------

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation and the above resolution was adopted as of this 1st day of February, 1994, in the City of Oklahoma City, State of Oklahoma.

(SEAL)


                                    /s/___________________________
                                    SECRETARY OF BUYER

2.   IF BUYER IS A PARTNERSHIP COMPLETE THE FOLLOWING:

                          CERTIFICATE OF PARTNERSHIP

     To induce U.S. AMADA, LTD. ("Seller") to enter into an Equipment Purchase and Security Agreement ("Agreement") with this partnership ("Buyer") for the purchase of certain equipment and other property from Seller, the undersigned general partners of Buyer jointly and severally hereby represent, warrant and agree that (i) Buyer is a partnership duly organized and validly existing under the laws of the state of its organization and (ii) any general partner, acting singly, has been and is duly authorized and directed by all necessary and proper partnership action to execute and deliver to Seller the Agreement and any other agreement or instrument, and any amendments thereto, in form and substance as such signing partner shall approve and as he or she may deem necessary or desirable to effect the purpose and intent hereof, his or her execution of the Agreement and such other agreements and instruments, and any amendments thereto, to be conclusive proof of approval thereof by him or her and Buyer.

     The authority referred to herein has been conferred retroactively and any act authorized hereunder performed prior to the date hereof is approve and ratified.

DATE _____________, 19_.

          GENERAL PARTNERS                       HOME ADDRESSES

1.   SIGNATURE_________________________    __________________________
     NAME:_____________________________    __________________________

2.   SIGNATURE_________________________    __________________________
     NAME:_____________________________    __________________________

3.   SIGNATURE_________________________    __________________________
     NAME:_____________________________    __________________________